                                                                     Exhibit 4.2

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                      GREEN TREE FLOORPLAN FUNDING CORP.

                                  Transferor

                       GREEN TREE FINANCIAL CORPORATION

                                   Servicer

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                    Trustee

               on behalf of the Series 1995-1 Certificateholders

                         ----------------------------

                           SERIES 1995-1 SUPPLEMENT

                         Dated as of December 1, 1995

                                      to

                        POOLING AND SERVICING AGREEMENT

                         Dated as of December 1, 1995

                         ----------------------------

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST

             $__________ Floating Rate Floorplan Receivable Trust
                     Certificates, Series 1995-1, Class A

             $__________ Floating Rate Floorplan Receivable Trust
                     Certificates, Series 1995-1, Class B

                    $__________ Floorplan Receivable Trust
                     Certificates, Series 1995-1, Class C

                    $__________ Floorplan Receivable Trust
                     Certificates, Series 1995-1, Class D

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                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----

SECTION 1.  Designation...................................................   1

SECTION 2.  Definitions...................................................   1

SECTION 3.  Optional Repurchase...........................................  18

SECTION 4.  Delivery and Payment for the Series 1995-1
            Certificates..................................................  18

SECTION 5.  Form of Delivery of Series 1995-1 Certificates................  18

SECTION 6.  Article IV of Agreement.......................................  18

                                  ARTICLE IV

                       Rights of Certificateholders and
                       --------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

     Section 4.4   Rights of Certificateholders...........................  18
     Section 4.5   Collections and Allocation; Payments on
                   Exchangeable Transferor Certificate....................  19
     Section 4.6   Determination of Monthly Interest for the Series
                   1995-1 Certificates....................................  20
     Section 4.7   Determination of Principal Amounts.....................  21
     Section 4.8   Shared Principal Collections...........................  23
     Section 4.9   Application of Funds on Deposit in the Collection
                   Account for the Certificates...........................  23
     Section 4.10  Coverage of Required Amount for the Series
                   1995-1 Certificates....................................  31
     Section 4.11  Payment of Certificate Interest........................  31
     Section 4.12  Payment of Certificate Principal.......................  31
     Section 4.13  Investor Charge-Off....................................  33
     Section 4.14  Reallocated Principal Collections for the Series
                   1995-1 Certificates....................................  33
     Section 4.15  Determination of LIBOR.................................  34

SECTION 7.  Article V of the Agreement....................................  36

                                   ARTICLE V

           Distributions and Reports to Investor Certificateholders
           --------------------------------------------------------

     Section 5.1   Distributions..........................................  36
     Section 5.2   Certificateholders' Statement..........................  37

SECTION 8.   Series 1995-1 Pay Out Events.................................  39

SECTION 9.   Series 1995-1 Termination....................................  39

SECTION 10.  Legends; Transfer and Exchange; Restrictions on Transfer
             of Series 1995-1 Certificates; Tax Treatment.................  40

SECTION 11.  Ratification of Agreement....................................  43

SECTION 12.  Registration of the Class A Certificates under the
             Securities Exchange Act of 1934..............................  43

SECTION 13.  Counterparts.................................................  44

SECTION 14.  Governing Law................................................  44

SECTION 15.  Instructions in Writing......................................  44


EXHIBITS
--------

EXHIBIT A   Form of Class A Investor Certificate

EXHIBIT B   Form of Class B Investor Certificate

EXHIBIT C   Form of Class C Investor Certificate

EXHIBIT D   Form of Class D Investor Certificate

EXHIBIT E   Form of Monthly Certificateholder's Statement

EXHIBIT F   Form of 144A Exchange Notice and Certification

     SERIES 1995-1 SUPPLEMENT, dated as of December 1, 1995 (the "Series Supplement") by and among GREEN TREE FLOORPLAN FUNDING CORP., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), GREEN TREE FINANCIAL CORPORATION, a corporation organized and existing under the laws of Delaware, as Servicer (the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Pooling and Servicing Agreement dated as of December 1, 1995 (as supplemented, the "Agreement") among the Transferor, the Servicer and the Trustee.

     Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

     Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

     SECTION 1. Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1995-1 Certificates." The Series 1995-1 Certificates shall be issued in four Classes, which shall be designated generally as the Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class A (the "Class A Certificates"), the Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class B (the "Class B Certificates"), the Floorplan Receivable Trust Certificates, Series 1995-1, Class C (the "Class C Certificates") and the Floorplan Receivable Trust Certificates, Series 1995-1, Class D (the "Class D Certificates").

     SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1995-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1995-1 Certificates and no other Series of Certificates issued by the Trust.

     "ABC Fixed/Floating Allocation Percentage" means, for any Business Day, the percentage equivalent of a fraction, the numerator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of the Pool Balance and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receivables for all Series.

     "ABC Investor Default Amount" means an amount equal to the product of (a) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage applicable on such Business Day and (b) the aggregate principal amount of Defaulted Receivables identified since the prior reporting date.

     "Accumulation Period Commencement Date" means the first day of the August 1998 Monthly Period, provided, however, if the Accumulation Period Length has been determined to be less than four months and, after such determination, any outstanding Series enters into an early amortization period, the Accumulation Period Commencement Date shall be the earlier of (i) the date that such outstanding Series entered into its early amortization period and (ii) the Accumulation Period Commencement Date, as previously determined.

     "Accumulation Period Length" means the one, two, three or four month(s) period, determined on July 13, 1998, and shall be calculated as the product, rounded upwards to the nearest integer, of (a) four and (b) a fraction, the numerator of which is the Invested Amount as of July 13, 1998 (after giving effect to all changes therein on such date) and the denominator of which is the sum of such Invested Amount and the invested amounts as of July 13, 1998 (after giving effect to all changes therein on such date) of all other outstanding Series whose respective revolving periods are not scheduled to end before the last day of the November 1998 Monthly Period.

     "Accumulation Shortfall" means, for the succeeding Monthly Period, the amount by which the Controlled Deposit Amount exceeds the amount deposited in the Principal Account for any Monthly Period.

     "Additional Class D Invested Amount" means any increase in the Class D Invested Amount agreed to in connection with an increase by the Transferor in any of the percentages used to calculate the Overconcentration Amounts.

     "Additional Interest" means, at any time of determination, the sum of Class A Additional Interest and Class B Additional Interest.

     "Base Rate" means the sum of (i) the weighted average of the Class A Certificate Rate and the Class B Certificate Rate, plus (ii) 2% per annum.

     "Carryover Class A Interest" means (a) any Class A Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest.

     "Carryover Class B Interest" means (a) any Class B Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest.

     "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a).

     "Class A Certificate Rate" means the rate at which interest on the outstanding principal balance of the Class A Certificates will accrue, which will be at a rate per annum equal to the lesser of (i) the applicable one-month LIBOR plus ___% per annum or (ii) the Net Receivables Rate.

     "Class A Certificateholder" means the Person in whose name a Class A Certificate is registered in the Certificate Register.

     "Class A Certificateholders' Interest" means the portion of the Certificateholder's Interest evidenced by the Class A Certificates.

     "Class A Certificates" means any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

     "Class A Fixed/Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class A Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Class A Initial Invested Amount" means the aggregate initial principal amount of the Class A Certificates, which is $__________.

     "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a).

     "Class A Invested Amount" means an amount equal to (a) the initial principal balance of the Class A Certificates, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus
(c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, and plus (d) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(vi) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

     "Class A Investor Charge-Off" shall have the meaning specified in subsection 4.13(d).

     "Class A Investor Percentage" means, for any Business Day, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Early Amortization Period, the ABC Fixed/Floating Allocation Percentage.

     "Class A Monthly Interest" means the interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

     "Class A Percentage" means a fraction, the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

     "Class A Principal" means the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

     "Class A Required Amount" means the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class A Monthly Interest for the prior Monthly Period, (ii) any Class A Monthly Interest due but not paid on any previous Distribution Date plus any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) if Green Tree or an Affiliate of Green Tree is no longer the Servicer, the Class A Floating Allocation Percentage of the Servicing Fee for the prior Monthly Period and (iv) the Class A Floating Allocation Percentage of the Default Amount, to the extent not previously paid, for any Business Day in the prior Monthly Period over (y) the Series Available Interest Collections plus any Excess Interest Collections from other Series allocated with respect to the amounts described in clauses (x)(i) through (iv).

     "Class A Scheduled Payment Date" means the Distribution Date in December 1998.

     "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b).

     "Class B Certificate Rate" means the rate at which interest on the outstanding principal balance of the Class B Certificates will accrue which shall be at a rate per annum equal to the lesser of (i) the applicable one-month LIBOR plus ___% per annum or (ii) the Net Receivables Rate.

     "Class B Certificateholder" means the Person in whose name a Class B Certificate is registered in the Certificate Register.

     "Class B Certificateholders' Interest" means the portion of the Certificateholders' Interest evidenced by the Class B Certificates.

     "Class B Certificates" means any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto.

     "Class B Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(ii).

     "Class B Fixed/Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class B Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Class B Initial Invested Amount" means the aggregate initial principal amount of the Class B Certificates, which is $_________.

     "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b).

     "Class B Invested Amount" for any date means an amount equal to (a) the initial principal balance of the Class B Certificates minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of the Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested

Amount has been reduced for all prior Distribution Dates, and plus (e) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(viii) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     "Class B Investor Charge-Off" shall have the meaning specified in subsection 4.13(c).

     "Class B Investor Percentage" means, for any Distribution Date, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Early Amortization Period, the ABC Fixed/Floating Allocation Percentage.

     "Class B Monthly Interest" means the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

     "Class B Percentage" means a fraction, the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

     "Class B Principal" means the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

     "Class B Principal Commencement Date" means the earlier of (a) the Distribution Date in the Controlled Accumulation Period on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1995-1 Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

     "Class B Required Amount" means the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class B Monthly Interest for the prior Monthly Period, (ii) any Class B Monthly Interest due but not paid on any previous Distribution Date plus any Class B Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) if Green Tree or an Affiliate of Green Tree is no longer the Servicer, the Class B Floating Allocation Percentage of the Servicing Fee for the prior Monthly Period and (iv) the Class B Floating Allocation Percentage of the Default Amount, to the extent not previously paid, for any Business Day in the prior Monthly Period over (y) the Series Available Interest Collections plus any Excess Interest Collections from other Series allocated with respect to the amounts described in clauses (x)(i) through (iv).

     "Class B Scheduled Payment Date" means the Distribution Date in January
1999.

     "Class C Certificateholder" means the Person in whose name a Class C Certificate is registered in the Certificate Register.

     "Class C Certificateholders' Interest" means the portion of the Certificateholders' Interest evidenced by the Class C Certificates.

     "Class C Certificates" means any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C hereto.

     "Class C Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(iii).

     "Class C Fixed/Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class C Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Class C Initial Invested Amount" means the aggregate initial principal amount of the Class C Certificates, which is $__________.

     "Class C Invested Amount" for any date means an amount equal to (a) the initial principal balance of the Class C Certificates minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such date, minus (c) the aggregate amount of the Class C Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Distribution Dates, and plus (e) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(ix) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c) and (d).

     "Class C Investor Charge-Off" shall have the meaning specified in subsection 4.13(b).

     "Class C Investor Percentage" means, for any Distribution Date, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Early Amortization Period, the ABC Fixed/Floating Allocation Percentage.

     "Class C Percentage" means a fraction, the numerator of which is the Class C Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

     "Class C Principal" with respect to any Distribution Date on or after the Class C Principal Commencement Date will equal the sum of (i) an amount equal to the ABC Fixed/Floating Allocation Percentage of all Principal Collections (less the amount of Reallocated Class C Principal Collections) received during the Monthly Period immediately preceding such Distribution Date (or, in the case of the first Distribution Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates with respect to the preceding Monthly Period, (iii) the aggregate ABC Investor Default Amount paid from Available Series Interest Collections, Excess Interest Collections or Reallocated Principal Collections with respect to the preceding Monthly Period and any reimbursements from Available Series Interest Collections, Excess Interest Collections or Reallocated Principal Collections of unreimbursed Class C Investor Charge-Offs and Class D Investor Charge-Offs and (iv) Shared Principal Collections allocated to the Class C Certificates; provided, that with respect to the Series 1995-1 Termination Date, Class C Principal will be an amount equal to the Class C Invested Amount.

     "Class C Principal Commencement Date" means the earlier of (a) the Distribution Date during the Controlled Accumulation Period on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1995-1 Investor Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in the Pooling and Servicing Agreement and the 1995-1 Series Supplement.

     "Class C Required Amount" means the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) if Green Tree or an Affiliate of Green Tree is no longer the Servicer, the Class C Floating Allocation

Percentage of the Servicing Fee for the prior Monthly Period and (ii) the Class C Floating Allocation Percentage of the Default Amount, to the extent not previously paid, for any Business Day in the prior Monthly Period over (y) the Series Available Interest Collections plus any Excess Interest Collections from other Series allocated with respect to the amounts described in clauses (x)(i) and (ii).

     "Class D Certificateholder" means the person in whose name a Class D Certificate is registered in the Certificate Register.

     "Class D Certificateholders' Interest" means the portion of the Certificateholders' Interest evidenced by the Class D Certificates.

     "Class D Certificates" means any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D hereto.

     "Class D Fixed/Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Pool Balance and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Class D Floating Allocation Percentage" means, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Class D Incremental Invested Amount" means, for any Monthly Period, the product of (a) a fraction, the numerator of which is the sum of the Invested Amount (exclusive of the Class D Incremental Invested Amount) on the last day of the immediately preceding Monthly Period and the denominator of which is the Pool Balance on such last day, times (b) the Overconcentration Amount for such Monthly Period.

     "Class D Initial Invested Amount" means the aggregate initial principal amount of the Class D Certificates, which is $__________.

     "Class D Invested Amount" means an amount equal to (a) the initial principal balance of the Class D Certificates, plus (b) the Class D Incremental

Invested Amount for the related Monthly Period, plus (c) any Additional Class D Invested Amount, minus (d) the aggregate amount of principal payments made to Class D Certificateholders prior to such date, minus (e) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, minus (f) the aggregate amount of Reallocated Class D Principal Collections for all prior Distribution Dates, plus (g) the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(x) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (e) and plus (f).

     "Class D Investor Charge-Off" shall have the meaning specified in subsection 4.13(a).

     "Class D Investor Default Amount" means the portion of all Defaulted Receivables in an amount equal to the product of (a) the Class D Floating Allocation Percentage and (b) the aggregate principal amount of Defaulted Receivables identified since the prior reporting date.

     "Class D Investor Percentage" means, for any Business Day, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class D Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Early Amortization Period, the Class D Fixed/Floating Allocation Percentage.

     "Class D Principal" means the principal distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.7(d).

     "Class D Principal Payment Commencement Date" means the earlier of (a) the Distribution Date on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1995-1 Investor Certificates remaining after payments have been made to the Class C Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class C Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Pooling and Servicing Agreement and the 1995-1 Series Supplement.

     "Class D Subaccount" means a subaccount of the Excess Funding Account, into which Principal Collections allocable to Class D Certificates will be deposited during any Early Amortization Period.

     "Closing Date" means December 20, 1995.

     "Controlled Accumulation Amount" means, for any Monthly Period during the Controlled Accumulation Period, the amount determined pursuant to Section __.

     "Controlled Accumulation Period" means, with respect to the Series 1995-1 Certificates, unless a Pay Out Event shall have occurred with respect to such Series prior thereto, the period commencing on the Controlled Accumulation Period Commencement Date and ending upon the earliest to occur of (i) the commencement of the Early Amortization Period, (ii) the Initial Principal Payment Date, (iii) payment in full to the Investor Certificateholders of the Invested Amount, and (iv) the Series 1995-1 Termination Date.

     "Controlled Accumulation Period Commencement Date" means the date determined pursuant to Section __.

     "Controlled Deposit Amount" means, for any Monthly Period, the sum of the
(i) Controlled Accumulation Amount for such Monthly Period plus (ii) the Accumulation Shortfall for the related Monthly Period.

     "Cut-off Date" means November 10, 1995.

     "Distribution Date" means the 13th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning January 16, 1996.

     "Early Amortization Period" means the period beginning on the date that a Pay Out Event occurs and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount have been paid in full and (ii) the Series 1995-1 Termination Date.

     "Enhancement" means, with respect to the Class A Certificates, the subordination of the Class B Invested Amount, the Class C Invested Amount, and the Class D Invested Amount, with respect to the Class B Certificates, the subordination of the Class C Invested Amount and the Class D Invested Amount, and with respect to the Class C Certificates, the subordination of the Class D Invested Amount.

     "Excess Interest Collections" means, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xiii) allocated to the Series 1995-1 Certificates but available to cover shortfalls in amounts paid from Interest Collections for other Series, if any or (y) the aggregate amount of Interest Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1995-1 Certificates.

     "Fixed/Floating Allocation Percentage" means for a Series the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount or the Class D Invested Amount, respectively, at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the Pool Balance (plus amounts, if any, on deposit in the Excess Funding Account) at the end of the preceding Business Day and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Collections for all Series.

     "Floating Allocation Percentage" means for any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, or the Class D Invested Amount, respectively, at the end of the preceding Business Day and the denominator of which is the greater of (a) the Pool Balance (plus amounts, if any, on deposit in the Excess Funding Account) as of the end of the preceding Business Day and (b) with respect to Principal Collections only, the sum of the numerator for all classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Initial Invested Amount" means the aggregate initial principal amount of the Investor Certificates of Series 1995-1, which is $__________.

     "Initial Principal Payment Date" means initially the December 1997 Distribution Date, but will successively and automatically be extended to the next Distribution Date after the then-current Initial Principal Payment Date unless the Servicer elects not to so extend; provided, however, that the Initial Principal Payment Date may not be later than the Class A Scheduled Payment Date.

     "Interest Accrual Period" means, with respect to a Distribution Date, the period during which interest will accrue from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

     "Invested Amount" means, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day.

     "Investor Certificateholder" means the Holder of record of an Investor Certificate of Series 1995-1.

     "Investor Certificates" means the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

     "Investor Charge-Off" means the sum of the Class A Investor Charge-Off, the Class B Investor Charge-Off, the Class C Investor Charge-Off and the Class D Investor Charge-Off.

     "Investor Default Amount" means a portion of all Defaulted Receivables which will be allocated to the Certificateholders in an amount equal to the product of the Floating Allocation Percentage applicable during the related Monthly Period and the Principal Amount of Defaulted Receivables for such Monthly Period.

     "Investor Percentage" means for any Business Day, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Floating Allocation Percentage and
(b) with respect to Principal Receivables during the Controlled Accumulation Period, the Fixed/Floating Allocation Percentage.

     "Issuance Date" means the Closing Date.

     "LIBOR" means, for any Interest Period, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.15.

     "LIBOR Determination Date" means, for any Interest Accrual period following the initial Interest Accrual Period, the second Business Day prior to the commencement of the second and each subsequent Interest Accrual Period. With respect to the initial Interest Accrual Period, the Trustee will determine LIBOR on ________, 1995 for the period from December ___, 1995 through January 15, 1996.

     "Minimum Transferor Interest" means, as of any date of determination, the product of (i) the sum of the Invested Amount and the aggregate invested amounts for all other Series and (ii) the Minimum Transferor Percentage.

     "Minimum Transferor Percentage" means 4% with respect to the Series 1995-1 Certificates.

     "Monthly Payment Rate" means, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate of the Receivables balances (without deducting therefrom the discount portion, if any) collected during such Monthly Period and the denominator of which is the average daily aggregate Receivables balance (without deducting therefrom the discount portion, if any) for such Monthly Period.

     "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1995-1 Certificates shall begin on and include the Closing Date and shall end on and include December 31, 1995.

     "Monthly Servicing Fee" means the portion of the servicing fee allocable to the Certificateholders' Interest during each Monthly Period, which will be equal to one-twelfth of the product of (x) the Servicing Fee Rate per annum and (y) the Invested Amount on the preceding Record Date or, in the case of the first Distribution Date, the initial principal amount of the Certificates.

     "Negative Carry Amount" means, for any Business Day, to the extent that any amounts are on deposit in the Excess Funding Account on such Business Day, an amount equal to the excess of (x) the product of (a) the Base Rate, (b) the amount on deposit in the Excess Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested.

     "Net Receivables Rate" means, for any Distribution Date (i) the weighted average of the interest rates borne by the Receivables during the second preceding Monthly Period (because interest payments on the Receivables at such rates will be due and payable in the Monthly Period preceding such Distribution
Date), plus (ii) the product of (x) the Monthly Payment Rate for the Monthly Period preceding such Distribution Date, the (y) Discount Factor, if any, for such Distribution Date, and (z) twelve, less 2% per annum.

     "Paying Agent" means, for the Series 1995-1 Certificates, Norwest Bank Minnesota, National Association and Banque de Luxembourg.

     "Period Length Determination Date" means the Determination Date immediately preceding the _________, 199__ Distribution Date and on each Determination Date thereafter until the Controlled Accumulation Period commences.

     "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of the aggregate amount of Available Series Interest Collections for such Monthly Period, calculated on a cash basis, minus the aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the average daily Invested Amount during the preceding Monthly Period.

     "Principal Funding Investment Shortfall" means, for any day, the difference between the amount of interest actually earned on investments int he Principal Account on any day and the amount of interest that would have been earned on such investments at the Base Rate for such day.

     "Principal Investment Proceeds" means investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Account during the Controlled Accumulation Period.

     "Principal Shortfalls" means the amounts representing scheduled or permitted principal distributions to certificateholders and deposits to principal funding accounts, if any, for any Series that have not been covered out of the Principal Collections allocable to such Series and certain other amounts.

     "Purchase Agreement" means the Receivables Purchase Agreement dated as of December 1, 1995, between the Transferor and Green Tree Financial Corporation.

     "Rating Agency" means each of Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's").

     "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.14(c).

     "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.14(b).

     "Reallocated Class D Principal Collections" shall have the meaning specified in subsection 4.14(a).

     "Reallocated Principal Collections" means the sum of Reallocated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections.

     "Required Amount" shall have the meaning specified in Section 4.10.

     "Revolving Period" with respect to Series 1995-1 means the period from and including the Closing Date to, but not including, the earlier of (a) the Initial Principal Payment Date, (b) the commencement of the Controlled Accumulation Period and (c) the commencement of the Early Amortization Period.

     "Series 1995-1" means the Series of the Green Tree Floorplan Receivables Master Trust represented by the Series 1995-1 Certificates.

     "Series 1995-1 Certificateholder" means the holder of record of any Series 1995-1 Investor Certificate.

     "Series 1995-1 Certificateholders' Interest" shall have the meaning specified in Section 4.4.

     "Series 1995-1 Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

     "Series 1995-1 Termination Date" means the earlier of (i) the date in which the final distribution of principal and interest on the Certificates is made and
(ii) the ___ Distribution Date.

     "Series Allocation Percentage" means, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount of such Series and the denominator of which is the sum of the Invested Amounts of all Series then outstanding.

     "Series Available Interest Collections" means, for any Business Day, the Floating Allocation Percentage of Interest Collections for such Business Day.

     "Series Issuance Date" means the date of issuance of any other Series.

     "Series Servicing Fee Percentage" means 2.00% per annum.

     "Servicing Compensation" means the Monthly Servicing Fee and certain other amounts (as specified in the Pooling and Servicing Agreement and the Series Supplement) which the Servicer will receive from the Trust.

     "Servicing Fee" means for any Monthly Period, an amount equal to the product of (i) one-twelfth, (ii) the applicable Series Servicing Fee Percentage and (iii) the Invested Amount as of the preceding Record Date, or, in the case of the first Distribution Date, the Initial Invested Amount.

     "Servicing Fee Rate" means 2.00% per annum.

     "Shared Principal Collections" means the amount of Principal Collections for any Business Day allocated by the Servicer to the Class A, Class B and Class C Certificateholders' Interest (other than amounts allocated to the Transferor Retained Class) remaining after covering required deposits or payments to the Certificateholders and any similar amount remaining for any other Series.

     "Termination Payment Date" means the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Series 1995-1 Termination Date.

     "Transferor Interest Collections" means, on any Business Day, the Series Allocation Percentage of the Interest Collections allocable to the Transferor Interest for such Business Day.

     "Transferor Percentage" (a) when used with respect to Principal Collections during the Revolving Period and Interest Collections and the amount of Defaulted Receivables at all times, 100% minus the sum of the Floating Allocation Percentage and the floating allocation percentages for all other Series and (b) when used with respect to Principal Collections during the Controlled Accumulation Period or Early Amortization Period, 100% minus the sum of the Fixed/Floating Allocation Percentage and the allocation percentages used with respect to Principal Collections for all other Series.

     "Transferor Retained Certificates" means investor certificates of any Series, including the Class D Certificates, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Certificates.

     "Trust" means the Green Tree Floorplan Receivables Master Trust.

     "Trust Accounts" means the Interest Funding Account, the Principal Account, the Distribution Account, the Collection Account, the Excess Funding Account and the Class D Subaccount of the Excess Funding Account.

     SECTION 3. Optional Repurchase. The Series 1995-1 Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount is reduced to an amount less than or equal to 10% of the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount plus accrued and unpaid interest on the Series 1995-1 Certificates through the day prior to the Distribution Date on which the final distribution occurs.

     SECTION 4. Delivery and Payment for the Series 1995-1 Certificates. The Transferor shall execute and deliver the Series 1995-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1995-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

     SECTION 5. Form of Delivery of Series 1995-1 Certificates. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, shall be delivered as Registered Certificates as provided in
Section 6.1 of the Agreement.

     SECTION 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1995-1
Certificates:

                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                       --------------------------------
                   ALLOCATION AND APPLICATION OF COLLECTIONS
                   -----------------------------------------

     Section 4.4 Rights of Certificateholders. The Series 1995-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1995-1 Certificates at the times and in the amounts specified in this Agreement,
(a) the Floating Allocation Percentage and the Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections available in the Collection Account, (b) funds allocable to the Series 1995-1 Certificates on deposit in the Excess Funding Account and the Class D Subaccount of the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account and the Distribution Account (for such Series, the "Series 1995-1 Certificateholders' Interest"). The Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Certificates, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class B Certificates, and the Class D Invested Amount shall be subordinated to the Class C Certificates, in each case to the extent provided in this Article IV. The Class B Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. The Class D Certificates will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

     Section 4.5 Collections and Allocation; Payments on Exchangeable Transferor Certificate.

     (a) Collections. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1995-1 Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account and the Distribution Account maintained for this Series, as described in this Article IV.

     (b) Payments to the Holder of the Exchangeable Transferor Certificate. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1995-1 Certificates, and the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:

          (i) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate or pursuant to subsection 4.3(b) of the Agreement, an amount equal (x) to the product of the Class D Floating Allocation Percentage and the amount of Principal Collections on such Business Day, minus (y) the Reallocated Class D Principal Collections;

          (ii) For each Business Day with respect to the Controlled Accumulation Period or Early Amortization Period, prior to the Business Day on which an amount equal to the Class C Invested Amount has been deposited in the

     Principal Account to be applied to the payment of Class C Principal, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (x) the product of the Class D Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus (y) the Reallocated Class D Principal Collections; and

          (iii) For each Business Day on and after the day on which Principal Collections are being deposited in the Principal Account pursuant to Section 4.9(c)(iv), the amount of payments of Principal Collections made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

     Notwithstanding the foregoing, amounts payable to the Transferor pursuant to subsection 4.5(b)(i) or (ii) shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

     The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Collection Account that are treated as Collections, including payment of the reassignment price pursuant to Section 2.4(d) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement. Such deposits to be treated as Collections will be allocated as Interest Receivables or Principal Receivables as provided in the Agreement.

     Section 4.6 Determination of Monthly Interest for the Series 1995-1 Certificates.

     (a) The amount of monthly interest (the "Class A Monthly Interest") allocable to the Class A Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class A Certificate Rate and (ii) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and
(iii) the principal balance of the Class A Certificates on the related Record Date or, with respect to the first Distribution Date, the initial outstanding principal balance of the Class A Certificates.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class A Certificateholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such

Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders, equal to the product of (i) the Class A Certificate Rate and (ii) such Class A Interest Shortfall remaining unpaid calculated on the basis of a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest (the "Class B Monthly Interest") allocable to the Class B Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Certificate Rate and (ii) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and
(iii) the Class B Invested Amount on the related Record Date or, with respect to the first Distribution Date, the initial outstanding principal balance of the Class B Certificates.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders, equal to the product of (i) the Class B Certificate Rate and
(ii) such Class B Interest Shortfall remaining unpaid calculated on the basis of a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

     Section 4.7  Determination of Principal Amounts.

     (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A Certificates on each Distribution Date during the Controlled Accumulation Period or Early Amortization Period shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to the preceding Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates pursuant to subsection 4.9(d) of the Agreement, with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class A Certificates pursuant to subsections 4.9(a)(iv), (vi),
(viii), (ix) and (x) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.14(a), (b) and (c) of the Agreement, and (iv) the amount of Shared Principal Collections allocated to the Class A Certificates with respect to the preceding Monthly Period pursuant to
Section 4.3(e) of the Agreement; provided, however, that with respect to any Distribution Date during the Controlled Accumulation Period, Class A Principal may not exceed the lesser of (i) the Controlled Deposit Amount for such Distribution Date and (ii) the Class A Invested Amount; provided, further, that with respect to the Series 1995-1 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

     (b) The amount of principal (the "Class B Principal") distributable from the Distribution Account with respect to the Class B Certificates on each Distribution Date on or after the Class A Scheduled Payment Date shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/ Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be applied to the payment of Class A Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period,
(iii) the amount, if any, allocated to the Class B Certificates pursuant to subsections 4.9(a)(iv), (viii), (ix) and (x) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.14(a) and (b) of the Agreement with respect to such Distribution Date and (iv) the amount of Shared Principal Collections allocated to the Class B Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(e) of the Agreement on or after the Class A Scheduled Payment Date; provided, however, that, with respect to any Distribution Date during the Controlled Accumulation Period, Class B Principal may not exceed the lesser of (i) the Controlled Deposit Amount for such Distribution Date and (ii) the Class B Invested Amount; provided, further, that with respect to the Series 1995-1 Termination Date, the Class B Principal shall be an amount equal to the Class B Invested Amount.

     (c) The amount of principal (the "Class C Principal") distributable from the Distribution Account with respect to the Class C Certificates on each Distribution Date beginning on or after the Class C Principal Commencement Date shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/ Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amounts on deposit in the Excess Funding Account allocated to the Class C Certificates pursuant to subsection 4.9(d) of the Agreement, with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class C Certificates pursuant to subsections 4.9(a)(iv), (ix) and (x) of the Agreement with respect to such Distribution Date and (iv) the amount of Shared Principal Collections allocated to the Class C Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(e) of the Agreement on and after the Class C Principal Commencement Date; provided, that with respect to any Distribution Date, Class C Principal may not exceed the Class C Invested Amount; provided, further, that with respect to the Series 1995-1 Termination Date, the Class C Principal shall be an amount equal to the Class C Invested Amount.

     (d) The amount of principal (the "Class D Principal") distributable from the Distribution Account with respect to the Class D Certificates on the Transfer Date preceding the Class D Principal Commencement Date, and on each Transfer Date thereafter until the Trust is terminated or until the Class D Invested Amount is paid in full, shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage of Principal Collections (less the amount of Reallocated Class D Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class C Invested Amount is deposited in the Principal Account to be applied to the payment of Class C Principal, the Class D Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class D Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period, and (iii) the amount, if any, allocated to the Class D Certificates pursuant to subsections 4.9(a)(v) and
(x) of the Agreement and, with respect to such subsections, pursuant to subsection 4.10(a) and (b) of the Agreement with respect to such Distribution Date; provided, however, that with respect to the Series 1995-1 Termination Date, the Class D Principal shall be an amount equal to the Class D Invested Amount.

     Section 4.8 Shared Principal Collections. Shared Principal Collections allocated to the Series 1995-1 Certificates and to be applied pursuant to subsections 4.9(c)(i)(y), 4.9(c)(ii)(y), 4.9(c)(iii)(y) and 4.9(c)(iv)(z) for
any Business Day with respect to the Controlled Accumulation Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1995-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to the Series 1995-1 Certificates shall be zero.

     Section 4.9 Application of Funds on Deposit in the Collection Account for the Certificates.

     (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw the extent of the amount of the Floating Allocation Percentage of Interest Collections available in the Collection Account (the "Series Available Interest Collections") required to be withdrawn from the Collection Account pursuant to subsections 4.9(a)(i) through 4.9(a) (xii).

          (i) Class A Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Certificateholders, to the extent of the Series Available Interest Collections for such Business Day, an amount equal to the lesser of (x) the Series Available Interest Collections and (y) the excess of (1) the sum of Class A Monthly Interest and Carryover Class A Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Certificateholders only to the extent permitted by applicable law.

          (ii) Class B Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Certificateholders, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the excess of (1) the sum of Class B Monthly Interest and Carryover Class B Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Certificateholder only to the extent permitted by applicable law.

          (iii) Investor Servicing Fee. On each Business Day on which Green Tree or an Affiliate of Green Tree is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) and (ii), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the excess of

     (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

          (iv) ABC Investor Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and
     (y) the sum of (1) the aggregate ABC Investor Default Amount for such Business Day plus (2) the unpaid ABC Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and
     (B) to the extent allocated to Class A Principal, Class B Principal or Class C Principal pursuant to Section 4.7 during the Controlled Accumulation Period or Early Amortization Period, deposited in the Principal Account for distribution to the applicable Class or Classes of Certificateholders on the next Distribution Date.

          (v) Class D Investor Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the with-drawals pursuant to subsections 4.9(a)(i) through (iv), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the sum of (1) the aggregate Class D Investor Default Amount for such Business Day plus (2) the unpaid Class D Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be
     (A) paid to the Transferor during the Revolving Period and the Controlled Accumulation Period prior to the payment in full of the Class C Invested Amounts, (B) to the extent allocated to Class D Principal pursuant to
     Section 4.7 during the Controlled Accumulation Period or Early Amortiza-tion Period following the payment in full of the Class C Invested Amount, deposited in the Principal Account for distribution to the Class D Certificateholders on the next Distribution Date and (C) to be available to be applied as Reallocated Class D Principal Collections during the Early Amortization Period prior to the payment of the Class C Invested Amount in full, deposited in the Class D Subaccount of the Excess Funding Account, to be held until the Class C Invested Amount has been paid in full.

          (vi) Reimbursement of Class A Investor Charge-Off. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v), an amount equal to the lesser of (x) any such remaining Series Available Interest
     Collections and (y) the unreimbursed Class A Investor Charge-Off, if any, will be applied to reimburse Class A Investor Charge-Off, such amount during the Revolving Period to be treated as Shared Principal Collections, and during the Controlled Accumulation Period or Early Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date.

          (vii) Unpaid Class B Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class B Certificateholders on the next Distribution Date, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Certificates at the Class B Certificate Rate but which has not been deposited into the Interest Funding Account with respect to the Class B Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class B Certificate Rate accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Certificateholders.

          (viii) Reimbursement of Class B Investor Charge-Off. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and
     (d) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections,
     (ii) during the Controlled Accumulation Period or Early Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, and (iii) during the Controlled Accumulation Period or Early Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which the Class B Invested Amount has been deposited in the Principal Account but prior to the Class C Principal Commencement Date, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date.

          (ix) Reimbursement of Class C Investor Charge-Off. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and
     (d) of the definition of Class C Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections,
     (ii) during the Controlled Accumulation Period or Early Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (iii) during the Controlled Accumulation Period or Early Amortization Period, on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account but prior to the Class C Principal Commencement Date, to be deposited in the Principal Account for distribution to the Class B Certificateholders on the next Distribution Date and (iv) during the Controlled Accumulation Period or Early Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificate-holders on the next Distribution Date.

          (x) Reimbursement of Class D Investor Charge-Off. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix), an amount equal to the lesser of (x) any such remaining Series Available Interest Collections and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business Days pursuant to clauses (e) and
     (f) of the definition of Class D Invested Amount, if any, such amount, (i) during the Revolving Period, and during the Controlled Accumulation Period on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, paid to the Transferor, (ii) during the Early Amortization Period, be deposited in the Class D Subaccount of the Excess Funding Account, to be held until the Class C Invested Amount has been paid in full, and to be available to be applied as Reallocated Class D Principal Collections and (iii) during the Controlled Accumulation Period on and after the day such deposit to the Principal Account with respect to Class C Invested Amount has been made, deposited in the Principal Account for payment to the Class D Certificateholders.

          (xi) Investor Servicing Fee. On each Business Day, if Green Tree or an Affiliate of Green Tree is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Series Available Interest Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x) of the Agreement), the Investor Servicing Fee accrued since the preceding Business Day plus any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

          (xii) Excess Interest Collections. Any amounts remaining in the Collection Account to the extent of any Series Available Interest Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (xi), shall be treated as Excess Interest Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Interest Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then pay any remaining Excess Interest Collections to the Transferor.

     (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(e) of the Agreement.

     (c) For each Business Day on and after the Controlled Accumulation Period Commencement Date or the Initial Principal Payment Date, the amount of funds on deposit in the Collection Account as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, in the following priority:

          (i) on and prior to the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (v) the product of the ABC Fixed/ Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates on such Business Day pursuant to subsection 4.9(d), (x) amounts to be paid pursuant to subsections 4.9(a)(iv), (vi), (viii), (ix) and (x) of the Agreement from Available Series Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a), (b) and (c) of the Agreement on such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day, will be deposited into the Principal Account;

          (ii) on and after the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class B Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business
     Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Business Day pursuant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsections 4.9(a)(iv), (viii), (ix) and (x) of the Agreement from Available Series Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a) and (b) of the Agreement with respect to such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class B Daily Principal Amount") will be deposited into the Principal Account;

          (iii) on and after the day on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class C Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day pursuant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections 4.9(a)(iv), (ix) and
     (x) of the Agreement from Available Series Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a) of the Agreement with respect to such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class C Daily Principal Amount") will be deposited into the Principal Account;

          (iv) on and after the day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, an amount equal to the sum of (w) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class D Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class D Certificates on such Business Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class D Certificates pursuant to subsections 4.9(a)(v) and (x) of the Agreement from Available Series Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class D Daily Principal Amount") will be distributed to the Class D Certificateholders; and

          (v) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(v) and (x), (ii)(v) and (x) and (iii)(v) and (x) above over (B) the sum of Class A Principal, Class B Principal and Class C Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

     (d) On the first Business Day of the Controlled Accumulation Period or Early Amortization Period or on the Business Day preceding the Initial Principal Payment Date, funds on deposit in the Excess Funding Account will be deposited in the Principal Account. Such amounts will be allocated in the following order of priority: (i) to the Class A Certificates in an amount not to exceed the Class A Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(i)(v), (x) and (y), (ii) to the Class B Certificates in an amount not to exceed the Class B Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(ii)(v),
(x) and (y), and (iii) to the Class C Certificates in an amount not to exceed the Class C Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(v), (x) and (y). On and after the Class D Principal Commencement Date any amounts remaining on deposit in the Excess Funding Account and allocated to the Series 1995-1 Certificates will be deposited in the Principal Account in an amount not to exceed the Class D Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iv)(v), (x), (y) and (z).

     Section 4.10  Coverage of Required Amount for the Series 1995-1
Certificates.

     (a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply Transferor Interest Collections in an amount equal to the sum of the Negative Carry Amount and the Principal Funding Investment Shortfall, if any, for such Business Day in the manner specified for application of Series Available Interest Collections in subsections 4.9(a)(i) through (xi).

     (b) To the extent that on the first Business Day following a Monthly Period payments are being made pursuant to any of subsections 4.9(a)(i) through (xi), respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day for such prior Monthly Period is not paid in full on such Business Day, the Servicer shall apply all or a portion of the Excess Interest Collections from other Series with respect to such Business Day for such prior Monthly Period allocable to the Series 1995-1 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1995-1 Interest Collections and Transferor Interest Collections on such Business Day (the "Required Amount"). Excess Interest Collections allocated to the Series 1995-1 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Interest Collections available from all other Series for such Business Day for the prior Monthly Period and (y) a fraction, the numerator of which is the Required Amount for such Business Day for the prior Monthly Period and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Interest Collections for all Series for such Business Day.

     Section 4.11 Payment of Certificate Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the prior Monthly Period allocable to the Series 1995-1 Certificates and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (x) the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i) and (y) the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account allocable thereto pursuant to subsections 4.9(a)(ii) and (vii).

     Section 4.12  Payment of Certificate Principal.

     (a) On the Transfer Date preceding each Distribution Date with respect to the Controlled Accumulation Period or following the Initial Principal Payment Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On the Class A Scheduled Payment Date (or the Initial Principal Payment Date, if applicable), the Paying Agent shall pay in accordance with Section 5.1 to the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (b) On the Transfer Date preceding the Class A Scheduled Payment (or the Initial Principal Payment Date, if applicable) and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B Principal for such Distribution Date. On the Class A Scheduled Payment Date, after the payment of any principal amounts to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (c) On the Transfer Date preceding the Class C Principal Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class C Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1995-1 Certificates (after giving effect to transfers pursuant to subsection 4.12(a) and (b)). On the Class C Principal Commencement Date, after the payment of any principal amounts to the Class B Certificates on such day, and on each Distribution Date thereafter until the Class C Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class C Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (d) On the Transfer Date preceding the Class D Principal Commencement Date and each Business Day thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall make payments of principal to the Class D Certificateholders in accordance with subsection 4.9(c)(iv) of the Agreement.

     Any amounts remaining in the Principal Account and allocable to the Series 1995-1 Certificates, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with
Section 4.3(e) of the Agreement.

     Section 4.13  Investor Charge-Off.

     (a) If, on any Determination Date, the aggregate Investor Default Amount, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 1995-1 Interest Collections applied to the payment thereof pursuant to subsections 4.9(a)(iv) and (v) of the Agreement and the amount of Transferor Interest Collections and Excess Interest Collections allocated thereto pursuant to Section 4.10 of the Agreement, and the amount of Reallocated Principal Collections applied with respect thereto pursuant to Section 4.14 of the Agreement, the Class D Invested Amount will be reduced by the amount by which the remaining aggregate Investor Default Amount exceeds the amount applied with respect thereto during such preceding Monthly Period (a "Class D Investor Charge-Off").

     (b) In the event that any such reduction of the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be maintained at or reduced to zero, and, the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount for such Monthly Period (a "Class C Investor Charge-Off").

     (c) In the event that any such reduction of the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount for such Monthly Period (a "Class B Investor Charge-Off").

     (d) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount for such Monthly Period (a "Class A Investor Charge-Off").

     Section 4.14 Reallocated Principal Collections for the Series 1995-1 Certificates.

     (a) On each Business Day, the Servicer will determine an amount equal to the lesser of (i) the Class D Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class D Floating Allocation Percentage or (II) during the Controlled Accumulation Period or Early Amortization Period, the Class D Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the remaining Class A Required Amount, if any, with respect to the prior Monthly Period, (b) the remaining Class B Required Amount, if any, with respect to the prior Monthly Period and (c) the remaining Class C Required Amount, if any, with respect to the prior Monthly Period (such amount called "Reallocated Class D Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount, then to the components of the Class B Required Amount and then to the components of the Class C Required Amount in the same priority as amounts are applied to such components from Series Available Interest Collections pursuant to subsection 4.9(a).

     (b) On each Business Day, the Servicer will apply or cause the Trustee to apply an amount equal to the lesser of (i) the Class C Invested Amount, (ii) the product of (x) (I) during the Revolving Period, the Class C Floating Allocation Percentage or (II) during the Controlled Accumulation Period or Early Amortization Period, the Class C Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the sum of (a) the remaining Class A Required Amount, if any, with respect to the prior Monthly Period over the amount of Reallocated Class D Principal Collections applied with respect thereto for such prior Monthly Period and (b) the remaining Class B Required Amount, if any, with respect to the prior Monthly Period over the amount of Reallocated Class D Principal Collections applied with respect thereto for such prior Monthly Period (such amount called Reallocated Class C Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the remaining components of the Class A Required Amount and then to the remaining components of the Class B Required Amount in the same priority as amounts are applied to such components from Available Series 1995-1 Interest Collections pursuant to subsection 4.9(a).

     (c) On each Business Day, the Servicer will apply or cause the Trustee to apply an amount equal to the lesser of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Allocation Percentage or (II) during the Controlled Accumulation Period or Early Amortization Period, the Class B Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the remaining Class A Required Amount, if any, with respect to the prior Monthly Period over the sum of the amount of Reallocated Class D Principal Collections and Reallocated Class C Principal Collections applied with respect thereto for the prior Monthly Period (such amount called "Reallocated Class B Principal Collections") shall apply Principal Collections equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Series Available Interest Collections pursuant to subsection 4.9(a).

     Section 4.15  Determination of LIBOR.

     (a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of quotations of the offered rates for one-month United States Dollar deposits provided by four major banks in the London interbank market selected by the Servicer (the "Reference Banks") as of 11:00 A.M. (London time) on such LIBOR

Determination Date as such quotations appear on Telerate Page 3875 of the Dow Jones Telerate Service (or such other page as may replace Telerate Page 3875 on that service for the purpose of displaying London interbank offered rates of major banks). LIBOR as determined by the Trustee is the arithmetic mean of such quotations (rounded, if necessary, to the nearest whole multiple of 0.0625% per annum).

     (b) If, on any LIBOR Determination Date, at least two but fewer than all of the Reference Banks provide quotations, LIBOR will be determined in accordance with (a) above on the basis of the offered quotations of those Reference Banks providing such quotations.

     (c) If, on the LIBOR Determination Date, only one or none of the Reference Banks provides such offered quotations, LIBOR shall be:

          (i) the rate per annum (rounded, as aforesaid) that the Trustee determines to be either (x) the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting at or about 11:00 A.M. London time on the relevant LIBOR Determination Date for one month United States Dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Servicer, being so quoted or (y) in the event that the Trustee can determine no such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting at or about 11:00 A.M. London time on such LIBOR Determination Date to leading European banks for one-month Dollar deposits; or

          (ii) if the banks selected as aforesaid by the Servicer are not quoting as described in clause (i) above, LIBOR for such Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date.

     (d) The Class A Certificate Rate and the Class B Certificate Rate applicable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any Series 1995-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (612) 667-4959.

     (e) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Accrual Period. Following the listing of the Class A Certificates and the Class B Certificates on the Luxembourg Stock Exchange and for so long as such Certificates are so listed, the Trustee shall cause the Class A Certificate Rate and the Class B Certificate Rate as well as the amount of Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Period to be provided to the Luxembourg Stock Exchange as soon as possible after its determination but in no event later than the first day of such Interest Accrual Period.

     SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1995-1 Certificates:

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                     -------------------------------------
                              CERTIFICATEHOLDERS
                              ------------------

     Section 5.1  Distributions.

     (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's Pro Rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class A Certificateholders holding Class A Certificates evidencing Undivided Interests aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class A Certificateholder, to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.11 and 4.12 of the Agreement by check mailed to each Class B Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that the final payment in retirement of the Class B Certificates will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class C Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Section 4.12 of the Agreement by wire transfer to each Class C Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     Section 5.2  Certificateholders' Statement.

     (a) On the 13th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Certificateholder and the Rating Agencies a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

          (i)  the total amount distributed;

          (ii) the amount of such distribution allocable to Certificate
     Principal;

          (iii) the amount of such distribution allocable to Certificate
     Interest;

          (iv) the amount of Principal Collections processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

          (v) the amount of Interest Collections processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

          (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount, the Floating Allocation Percentage and, during the Controlled Accumulation Period or Early Amortization Period, the ABC Fixed/Floating Allocation Percentage, with respect to the Principal Receivables in the Trust as of the close of business on the Record Date;

          (vii) the aggregate outstanding balance of Receivables which are current, and those between (i) 30 and 59 days (ii) 60 and 89 days and (iii) 90 days or more delinquent, in each case, as of the end of the day on the Record Date;

          (viii) the aggregate Investor Default Amount for the related Monthly Period;

          (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs for the preceding Monthly Period;

          (x) the amount of the Servicing Fee for the preceding Monthly Period; and

          (xi) the aggregate amount of funds in the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date.

     (b) Annual Certificateholders' Tax Statement. On or before January 20 of each calendar year, beginning with calendar year 1996, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1995-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1995-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1995-1 Certificateholder, together with, on or before January 31 of each year, beginning in 1996, such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1995-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

     SECTION 8. Series 1995-1 Pay Out Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series 1995-1
Certificateholders, be deemed to be a Pay Out Event solely with respect to Series 1995-1:

          (a)  any Servicer Default occurs;

          (b) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Monthly Periods where the Monthly Payment Rate for a Monthly Period is the percentage obtained by dividing the aggregate of the Receivables balance (without deducting therefrom any discount portion) collected during such Monthly Period by the average daily aggregate Receivables balance (without deducting therefrom any discount portion) for such Monthly Period, is less than 20%;

          (c) the failure to pay the outstanding principal amount of the Class A, Class B and Class C Certificates by the Class A Scheduled Payment Date, Class B Scheduled Payment Date or the Class C Expected Final Payment Date, as applicable;

          (d) the ratio (expressed as a percentage) of (i) the average for each month of the net losses on the Receivables (exclusive of the Ineligible Receivables) owned by the Trust (i.e., gross losses less recoveries on any Receivables (including, without limitation, recoveries from collateral security in addition to recoveries from the products, recoveries from Manufacturers and insurance proceeds)) during any three consecutive calendar months to (ii) the average of the month-end aggregate balances of such Receivables (without deducting therefrom the discount portion) for such three-month period, exceeds 5% on an annualized basis;

          (e) the sum of all Cash Equivalents and other amounts on deposit in the Excess Funding Account represents more than 50% of the sum of the aggregate amount of Principal Receivables (without deducting therefrom any discount portion) for each of six or more consecutive Determination Dates, after giving effect to all payments made or to be made on the Distribution Date next succeeding each such respective Determination Date; or

          (f) if the Class D Principal has been reallocated to cover any Required Amounts and has not been reimbursed as of the subsequent Determination Date.

     SECTION 9. Series 1995-1 Termination. The right of the Series 1995-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1995-1 Termination Date unless such Series is an Affected Series as specified in subsection 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the

Series 1995-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

     SECTION 10. Legends; Transfer and Exchange; Restrictions on Transfer of Series 1995-1 Certificates; Tax Treatment.

     (a) Each Class B Certificate, Class C Certificate and Class D Certificate will bear a legend substantially in the following form:

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B CERTIFICATE, CLASS C CERTIFICATE OR CLASS D CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT
     (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
     SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR
     (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

     (b) Each Class C Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE

     IN RELIANCE ON RULE 144A, OR TO THE
     TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THE TRANSFEROR MAY PREVENT ANY TRANSFER, PARTICIPATION OR OTHER DISPOSITION OF ANY INTEREST IN ANY CLASS C CERTIFICATE IF THE TRANSFEROR, IN ITS SOLE AND ABSOLUTE DISCRETION, DETERMINES THAT SUCH TRANSFER, PARTICIPATION OR OTHER DISPOSITION, IF EFFECTED, WOULD CAUSE THE TRUST TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP UNDER SECTION 7704 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE TREASURY REGULATIONS ISSUED THEREUNDER.

     (c) Each Class D Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. GREEN TREE FLOORPLAN FUNDING CORP. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. IN NO EVENT SHALL THE TRANSFEROR BE PERMITTED TO TRANSFER ANY INTEREST IN OR PORTION OF THIS CERTIFICATE IF, AFTER GIVING EFFECT TO SUCH PROPOSED TRANSFER, TAKING INTO ACCOUNT THE CERTIFICATES WHOSE TRANSFER IS PROPOSED, MORE THAN 20% (BY INVESTED AMOUNT AND BY VALUE) OF THE OUTSTANDING CERTIFICATES ISSUED BY THE TRUST WITH RESPECT TO WHICH NO OPINION OF COUNSEL WAS ISSUED THAT THE APPLICABLE CLASS WOULD BE TREATED AS DEBT FOR FEDERAL INCOME TAX PURPOSES (INCLUDING THE EXCHANGEABLE TRANSFEROR CERTIFICATE AND EACH TRANSFEROR RETAINED CLASS) WOULD NOT BE BENEFICIALLY OWNED BY GREEN TREE FLOORPLAN FUNDING CORP.

     (d) Upon surrender for registration of transfer of a Class C Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class C Certificateholder substantially in the form attached as Exhibit D (if the new purchaser is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933) and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Class C Certificateholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any printed on any definitive Class C Certificate), executed by the registered owner, in person or by such Class C Certificateholder's attorney thereunto duly authorized in writing, such Class C Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee one or more new registered Class C Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Class C Certificates shall be subject to such restrictions as shall be set forth in the text of the Class C Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

     (e) Green Tree Floorplan Funding Corp. shall be prohibited from transferring any interest in or portion of the Class D Certificates unless, prior to such transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Certificates or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall the Transferor be permitted to transfer any interest in or portion of the Class D Certificates if, after giving effect to such proposed transfer, taking into account the certificates whose transfer is proposed, more than 20% (by Invested Amount and by value) of the outstanding certificates issued by the Trust with respect to which no Opinion of Counsel was issued that the applicable class would be treated as debt for federal income tax purposes (including the Exchangeable Transferor Certificate and each Transferor Retained Class) would not be beneficially owned by Green Tree Floorplan Funding Corp. In no event shall any interest in or portion of the Class D Certificates be transferred to Green Tree. As a condition to transfer of an interest in or portion of the Class D Certificates, the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full. The Transferor shall provide prompt written notice to the Rating Agencies of any such transfer.

     (f) No transfer of a Class B Certificate, Class C Certificate or Class D Certificate will be permitted to be made to a Benefit Plan unless such Benefit Plan, at its expense, delivers to the Trustee, the Servicer and the Transferor an opinion of counsel satisfactory to them to the effect that the purchase or holding of a Class B Certificate, Class C Certificate or Class D Certificate by such Benefit Plan will not result in the assets of the Trust being deemed to be "assets of the Benefit Plan" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Transferor or the Servicer to any obligation in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring a Class B Certificate, Class C Certificate or Class D Certificate or the beneficial ownership of a Class B Certificate, Class C Certificate or Class D Certificate will be deemed to represent to the Trustee, the Transferor and the Servicer that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

     (g) The Class C Certificateholder shall comply with its obligations under
Section 3.7 of the Agreement with respect to the tax treatment of the Class C Certificates, except to the extent that a relevant taxing authority has disallowed such treatment.

     (h) Notwithstanding anything in this Agreement to the contrary, the Transferor may prevent any transfer, participation or other disposition of any interest in any Class C Certificate if the Transferor, in its sole and absolute discretion, determines that such transfer, participation or other disposition, if effected, would cause the Trust to be treated as a publicly traded partnership under Section 7704 of the Internal Revenue Code of 1986, as amended, or the Treasury Regulations issued thereunder.

     SECTION 11.  Ratification of Agreement.

     (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

     (b) For so long as any of the Class C Certificates are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Class C Certificateholders and to any prospective purchaser of Class C Certificates designated by such a Class C Certificateholder upon the request of such Class C Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

     SECTION 12. Registration of the Class A Certificates under the Securities Exchange Act of 1934. The Transferor shall cause the Class A Certificates to be registered under the Securities Exchange Act, as amended, on or before _______,

1996 and thereafter maintain such registration until the Class A Invested Amount has been reduced to zero.

     SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 14. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 15. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1995-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                GREEN TREE FLOORPLAN
                                  FUNDING CORP., Transferor


                                By:
                                  Name:
                                  Title:



                                GREEN TREE FINANCIAL
                                  CORPORATION, Servicer


                                By:
                                  Name:
                                  Title:



                                NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION, Trustee


                                By:
                                  Name:
                                  Title:

                                                                       Exhibit A

                     FORM OF CLASS A INVESTOR CERTIFICATE

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

No. R-1                                                              $________

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                   FLOATING RATE FLOORPLAN RECEIVABLE TRUST
                      CERTIFICATE, SERIES 1995-1, CLASS A

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them.

     This certifies that CEDE & Co. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), and the Series 1995-1 Supplement, dated as of December 1, 1995 (the "Series 1995-1 Supplement"), among the Transferor, Green Tree as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Green Tree Floorplan Receivables Master Floating Rate Trust Floorplan Receivable Trust Certificates, Series 1995-1, Class A" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     The Transferor has structured the Agreement, the Class A Certificates, the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class B (the "Class B Certificates" and collectively with the Class A Certificates the "Offered Certificates") and the Green Tree Floorplan Receivables Master Trust Floorplan Receivable Trust Certificates, Series 1995-1, Class C (the "Class C Certificates") with the intention that the Offered Certificates and the Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     No principal will be payable to the Class A Certificateholders until the Class A Scheduled Payment Date in the Controlled Accumulation Period. No principal will be payable to the Class B Certificateholders, Class C Certificateholders or Class D Certificateholders until all principal payments have been made to the Class A Certificateholders.

     Each Class A Certificate represents the right to receive the lesser of (i) interest at the rate of ___% per annum above LIBOR determined on December __, 1995 for the period from December __, 1995 through January 14, 1996, and at a rate equal to ___% per annum above LIBOR determined on the related LIBOR Determination Date for each Interest Accrual Period thereafter or (ii) the Net Receivables Rate, (such rate, as in effect from time to time, the "Class A Certificate Rate"). Interest on the Class A Certificates will accrue from the Closing Date and will be distributed on January 16, 1996, and on the 13th day of each month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class A Certificate Rate and (c) the outstanding principal balance of the Class A Certificates as of the preceding Record Date (or in the case of the first Distribution Date, the initial Class A Invested Amount).

     On the earlier of the December 14, 1998 Distribution Date or the first Distribution Date following the occurrence of a Pay Out Event, interest and principal will be distributed to the Class A Certificateholders monthly on each Distribution Date prior to the Series 1995-1 Termination Date. Interest for any Distribution Date will include accrued interest at the Class A Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class A Certificate Rate.

     "Class A Invested Amount" means an amount equal to (a) the initial principal balance of the Class A Certificates, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus
(c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class A Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates, and plus (d) the aggregate amount of Available Series Interest Collections, Excess Interest Collections and Reallocated Principal Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

     Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than the December 14, 1998 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series 1995-1 Termination Date"). After the Series 1995-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A Invested Amount is greater than zero on the Series 1995-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                GREEN TREE FLOORPLAN
                                  FUNDING CORP., Transferor


                                By:
                                  Name:
                                  Title:

Dated:  __________, 1995

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION, Trustee



                                By:
                                  Name:
                                  Title:

                                                                       Exhibit B

                     FORM OF CLASS B INVESTOR CERTIFICATE

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. R-1                                                             $_________

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                   FLOATING RATE FLOORPLAN RECEIVABLE TRUST
                      CERTIFICATE, SERIES 1995-1, CLASS B

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them.

     This certifies that CEDE & CO. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), and the Series 1995-1 Supplement, dated as of December 1, 1995 (the "Series 1995-1 Supplement"), among the Transferor, Green Tree as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class B" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     The Transferor has structured the Agreement, the Class B Certificates, the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class A (the "Class A Certificates" and collectively with the Class B Certificates the "Offered Certificates") and the Green Tree Floorplan

Receivables Master Trust Floorplan Receivable Trust
Certificates, Series 1995-1, Class C (the "Class C Certificates") with the intention that the Offered Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     No principal will be payable to the Class B Certificateholders until the Class B Scheduled Payment Date, which is the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount had been paid in full. No principal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A Certificateholders. No principal payments will be made to the Class C Certificateholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

     Each Class B Certificate represents the right to receive the lesser of (i) interest at the rate of ___% per annum above LIBOR determined on December __, 1995 for the period from December __, 1995 through January 14, 1996, and at a rate equal to ___% per annum above LIBOR determined on the related LIBOR Determination Date for each Interest Accrual Period thereafter or (ii) the Net Receivables Rate (such rate, as in effect from time to time, the "Class B Certificate Rate"). Interest on the Class B Certificates will accrue from the Closing Date and will be distributed on January 16, 1996, and on the 13th day of each month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class B Certificate Rate and (c) the outstanding principal balance of the Class B Certificates as of the preceding Record Date (or in the case of the first Distribution Date, the initial Class B Invested Amount).

     Interest for any Distribution Date will include accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate.

     "Class B Invested Amount" for any date means an amount equal to (a) the initial principal balance of the Class B Certificates, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates minus (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Distribution Dates, and plus (e) the aggregate amount of Available Series Interest Collections, Excess Interest Collections and Reallocated Class C Principal Collections and Reallocated Class D Principal Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than the January 13, 1999 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series 1995-1 Termination Date"). After the Series 1995-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B Invested Amount is greater than zero on the Series 1995-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                GREEN TREE FLOORPLAN
                                  FUNDING CORP., Transferor


                                By:
                                  Name:
                                  Title:

Dated:  _______, 1995


CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION, Trustee


                                By:
                                  Name:
                                  Title:

                                                                       Exhibit C

                     FORM OF CLASS C INVESTOR CERTIFICATE

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

          NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THE TRANSFEROR MAY PREVENT ANY TRANSFER, PARTICIPATION OR OTHER DISPOSITION OF ANY INTEREST IN ANY

     CLASS C CERTIFICATE IF THE TRANSFEROR, IN ITS SOLE AND
     ABSOLUTE DISCRETION, DETERMINES THAT SUCH TRANSFER, PARTICIPATION OR OTHER DISPOSITION, IF EFFECTED, WOULD CAUSE THE TRUST TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP UNDER SECTION 7704 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR THE TREASURY REGULATIONS ISSUED THEREUNDER.

No.                                                                  $__________

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                    FLOORPLAN RECEIVABLE TRUST CERTIFICATE,
                            SERIES 1995-1, Class C

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or an obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them, except to the extent set forth in the Agreement.

     This certifies that ___________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), and the Series 1995-1 Supplement, dated as of December 1, 1995 (the "Series 1995-1 Supplement"), among the Transferor, Green Tree as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floorplan Receivable Trust Certificates, Series 1995-1, Class C" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     The Transferor has structured the Agreement, the Class C Certificates, the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class A (the "Class A Certificates") and the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust

Certificates, Series 1995-1, Class B (the "Class B Certificates") with the intention that the Class A, Class B and Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class C Certificate (a "Class C Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     No principal will be payable to the Class C Certificateholders until the Class C Principal Commencement Date, which is the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have been paid in full. No principal payments will be payable to the Class C Certificateholders until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

     Interest will not accrue on the unpaid principal amount of the Class C Certificates.

     "Class C Invested Amount" for any date means an amount equal to (a) the initial principal balance of the Class C Certificates, minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class C Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Distribution Dates, and plus (e) the aggregate amount of Available Series Interest Collections, Excess Interest Collections and Reallocated Class D Principal Collections and certain other amounts as may be available applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     Subject to the Agreement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Certificates, which may be less than the unpaid balance of the Class C Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class C Certificates is due and payable no later than the ________, 200__ Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series 1995-1 Termination Date"). After the Series 1995-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal on the Class C Certificates. In the event that the Class C Invested Amount is greater than zero on the Series 1995-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                       GREEN TREE FLOORPLAN
                                         FUNDING CORP., Transferor


                                       By:
                                           Name:
                                           Title:

Dated:  __________, 1995

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                       NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION, Trustee



                                       By:
                                           Name:
                                           Title:

                                                                       Exhibit D

                     FORM OF CLASS D INVESTOR CERTIFICATE

     THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. GREEN TREE FLOORPLAN FUNDING CORP. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. IN NO EVENT SHALL THE TRANSFEROR BE PERMITTED TO TRANSFER ANY INTEREST IN OR PORTION OF THIS CERTIFICATE IF, AFTER GIVING EFFECT TO SUCH PROPOSED TRANSFER, TAKING INTO ACCOUNT THE CERTIFICATES WHOSE TRANSFER IS PROPOSED, MORE THAN 20% (BY INVESTED AMOUNT AND BY VALUE) OF THE OUTSTANDING CERTIFICATES ISSUED BY THE TRUST WITH RESPECT TO WHICH NO OPINION OF COUNSEL WAS ISSUED THAT THE APPLICABLE CLASS WOULD BE TREATED AS DEBT FOR FEDERAL INCOME TAX PURPOSES (INCLUDING THE EXCHANGEABLE TRANSFEROR CERTIFICATE AND EACH TRANSFEROR RETAINED CLASS) WOULD NOT BE BENEFICIALLY OWNED BY GREEN TREE FLOORPLAN FUNDING CORP.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. _____                                                           $_________

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                    FLOORPLAN RECEIVABLE TRUST CERTIFICATE,
                            SERIES 1995-1, CLASS D

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or an obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them.

     This certifies that Green Tree Floorplan Funding Corp. (the "Certificate-holder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), and the Series 1995-1 Supplement, dated as of December 1, 1995 (the "Series 1995-1 Supplement"), among the Transferor, Green Tree as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Sections 3A and __ of the Series 1995-1 Supplement.

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floorplan Receivable Trust Certificates, Series 1995-1, Class D" (the "Class D Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     Green Tree Floorplan Funding Corp. shall be prohibited from Transferring any interest in or portion of the Class D Certificate unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Certificate or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall Green Tree Floorplan Funding Corp. be permitted to Transfer any interest in or portion of the Class D Certificate if, after giving effect to such proposed Transfer, taking into account the certificates whose Transfer is proposed, more than 20% (by Invested Amount and by value) of the outstanding certificates issued by the Trust with respect to which no Opinion of Counsel was issued that the applicable class would be treated as debt for federal income tax purposes (including the Exchangeable Transferor Certificate and each Transferor Retained Class) would not be beneficially owned by the Transferor.

     No principal will be payable to the Class D Certificateholders until the Class D Principal Commencement Date, which is the Distribution Date either on or following the Distribution Date on which the Class C Invested Amount had been paid in full. No principal will be payable to the Class D Certificateholders until all principal payments have first been made to the Class A Certificateholders and then on and after the Class B Principal Payment Commencement Date, after all principal payments have been made to the Class B Certificateholders and then on and after the Class C Principal Commencement Date, after all payments have been made to the Class C Certificateholders.

     Interest will not accrue on the unpaid principal amount of the Class D Certificates.

     "Class D Invested Amount" means an amount equal to (a) the initial principal balance of the Class D Certificates plus (b) the Class D Incremental Invested Amount for the related Monthly Period, plus (c) any Additional Class D Invested Amount, minus (d) the aggregate amount of principal payments made to Class D Certificateholders prior to such date, minus (e) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class D Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates, minus (f) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates, plus (g) the aggregate amount of Interest Collections and Excess Interest Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (e) and (f).

     Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Certificates, which may be less than the unpaid balance of the Class D Certificates pursuant to the terms of the Agreement.

      All principal of and interest on the Class D Certificates is due and payable no later than the ________, 20__ Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series 1995-1 Termination Date").

After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class D Certificates. In the event that the Class D Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed.

                                       GREEN TREE FLOORPLAN
                                         FUNDING CORP., Transferor


                                       By:  _________________________
                                            Name:
                                            Title:
Dated:  __________, 1995


                         CERTIFICATE OF AUTHENTICATION

     This is one of the Class D Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                       NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION, Trustee


                                       By:  __________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT E

                                                    Green Tree Floorplan
Green Tree Floorplan Funding Corp.                Receivables Master Trust                      Monthly Report
Certificateholder's Statement                           Series 1995-1                              December-95
----------------------------------                ------------------------                      --------------

Section 5.2                           Class A         Class B      Class C      Class D              Total

(i)    Certificate Amount
(ii)   Certificate Principal Distributed
(iii)  Certificate Interest Distributed

Local Distribution per $1.000 Certificates
Certificate Principal Distributed per $1,000
Certificate Interest Distributed per $1,000


(iv)   Principal Collections
(v)    Interest Collections
         Total Collections

(vi)   Aggregate Amount of Principal Receivables

       Invested Amount
       Floating Allocation Percentage

(vii)  Receivable Delinquencies
       Current
       30 Days to 99 Days
       60 Days to 89 Days
       90 Day and Over
         Total Receivables

(viii) Aggregate Investor Default Amount

(ix)   Charge-Off
       Class A
       Class B
       Class C
       Class D
         Total Charge-Off

(x)    Servicing Fee
       Class A
       Class B
       Class C
         Total Charge-Off

(xi)   Reallocated Principal Collections
       Class A
       Class B
       Class C

(xii)  Excess Funding Account Balance

Average Portfolio Yield


                                                                       EXHIBIT F


                Form of 144A Exchange Notice and Certification


                                                       _________________ , 199__

Green Tree Floorplan Funding Corp.
500 Landmark Towers
345 St. Peter Street
St. Paul, MN  55102
Attention:  ______________________

Trustee
____________________
____________________

Attention:  Corporate Trust Department

Ladies and Gentlemen:

     This is to notify you as to the transfer of $ ______________ of Floorplan Receivable Trust Certificates, Series 1995-1, Class C (the "Class C Certificates") of Green Tree Floorplan Receivables Master Trust (the "Company").

     The undersigned is the holder of the Certificates and with this notice hereby deposits with the Trustee $ _________________ principal amount of Class C Certificates and requests that Class C Certificates in the same principal amount be issued and executed by the Company and authenticated by the Trustee and registered to the purchaser on _________________, 19__ , as specified in the Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement thereto, as follows:

     Name:                                                        Denominations:
     Address:
     Taxpayer I.D. No.:

     The undersigned represents and warrants that the undersigned (i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933 (the "Act"), (ii) such purchaser has acquired the Class C Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A and, (iii) if the purchaser has purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, (A) each such account is a qualified institutional buyer and (B) each such account is acquiring the Class C Certificates for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than U.S. $250,000 for each such account.

                                       Very truly yours,

                                       NAME OF HOLDER OF CERTIFICATE



                                       By: ______________________________
                                           Name, Chief Financial
                                           or other Executive Officer

                                      F-2